Exhibit 99.2

3D Systems Corporation Conference Call & Webcast Discussion of 2Q and First Six Months 2007 Operating Results August 7, 2007 NASDAQ: TDSC www.3dsystems.com

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Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Robert M. Grace, Jr. Vice President, General Counsel & Secretary

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Summary Operating Results Abe Reichental, CEO

Second Quarter 2007 Operating Results ($ Millions except per share amounts) NM=not meaningful

First Six Months 2007 Operating Results ($ Millions except per share amounts) NM=not meaningful

Detailed Financial Results Damon Gregoire, CFO

Second Quarter 2007 Revenue by Category ($ Millions) $27.1 17.5% 38.3% 44.2% $36.4 13.0% 41.1% 45.9% $36.4 24.2% 41.0% 34.8% 27.5% 42.3% $27.1 30.2% Asia Pacific North America Services Materials Systems & Other Europe

First Six Months 2007 Revenue by Category ($ Millions) $60.8 14.6% 35.4% 50.0% $73.4 12.8% 42.3% 44.9% $73.4 23.5% 41.3% 35.2% 32.6% 38.4% $60.8 29.0% Asia Pacific North America Services Materials Systems & Other Europe

Second Quarter 2007 Gross Profit Margin ($ Millions) Gross profit margin improvements due primarily to: absence of the disruptions that reduced 2006 margins higher installation revenue resulting in better fixed cost absorption $0.2 million favorable foreign currency translation effect partially offset by selected discounts for certain strategic sales

First Six Months 2007 Gross Profit Margin ($ Millions) Gross profit margin improvements due primarily to: absence adverse operating issues in the second quarter of 2006 $0.7 million favorable foreign effect of currency translation effect. partially offset by selected discounts for certain strategic sales Services decrease primarily related to: discontinuing all upgrade sales and retiring of certain legacy systems on which we no longer renew service agreements or sell parts

First Six Months 2007 Operating Expenses ($ Millions) 49.6% 51.2% $36.4 $31.1

2Q 2007 Abnormal Operating Expenses ($ Millions) Expect SG&A expenses to be in the range of $22-26 Million for second half 2007

Second Quarter 2007 Net Income (Loss) ($ Millions, except per share amounts)

First-Half 2007 Net Income (Loss) ($ Millions, except per share amounts)

First Six Months Cash Flow ($ Millions)

Key Operating Results Trends ($ Millions) Operating & Net Loss Revenue (Right axis) (Left axis) Net Loss to Common Operating Loss Revenue 1st QTR 06 2nd QTR 06 3rd QTR 06 4th QTR 06 1st QTR 07 2nd QTR 07

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Q1 Q2 Q3 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 DSO 82 95 89 81 76 61 67 62 60 59 61 53 59 54 61 68 78 101 78 74 67 65 Days Inventory 96 85 85 65 78 73 76 46 53 79 80 42 44 46 69 57 72 95 107 91 136 105 Working Capital Management Days Days Sales Outstanding Days Inventory on Hand 68 57 136 101 105 65 68 78 74 78

Inventory Reduction Progress Opportunity Turns Inventory Values ($000)'s

Cash Position 6-30-2007 ($000's) Cash before PIPE Proceeds -Cash Includes Borrowings of $8,200 PIPE Proceeds (net) Unrestricted Cash after PIPE $ 8,611 $20,562 $29,173 Unrestricted cash before PIPE proceeds at $8,611 represents a $1,604 increase over Q1 unrestricted cash of $7,007 Includes $2,621 from equity financing activities related primarily to stock option exercises Net Cash used for operating activities decreased to $490 in Q2 from $7,102 during Q1

Commitments for Debt Service & Leases Subsequent to 6-30-07 Converted 6% Subordinated Debentures on 7/20 Paid down $8.2 Million revolving credit facility on 7/20 Total indebtedness reduced by $23.0 Million Outstanding Debt Elements (000) Industrial Development Bonds: Grand Junction Facility $3,435 Capital Leases: Rock Hill Facility $8,452 Equipment in Rock Hill $ 478 Total Outstanding Debt $12,365

Business Update Abe Reichental, CEO

State of Business In the second quarter of 2007, we incurred abnormally high expenses related to the completion of year-end and first quarter audit work We believe that the significant business setbacks and disruptions that we experienced in the course of implementing our strategic initiatives in 2006 have been successfully resolved We remain confident in our overall direction and expect that the key initiatives and investments that we undertook throughout 2006 will provide us with the right platform to achieve our long-term objectives We are gratified with the reduction in inventory and DSO We believe that our growing installed base, coupled with the integration of our new systems with proprietary materials cartridges and our continuum of expert solutions, will continue to improve the profitability of our business as revenue from materials continues to outpace our growth in systems The volatility of our revenue base should decline and its stability should improve as consumables' sales rise as a percentage of the product mix relative to systems We continue to focus on our goals and our efforts to transform our company and the way we do business to establish a strong record of sustained growth and profitability

# Significant Developments

- Announced revolutionary compact, fast and affordable V-Flash™ Desktop Modeler
  - Selected Canon Virginia, Inc. as manufacturer of new V-Flash™ systems
  - Plan to unveil at the 3D Systems' World Conference on September 24
  - Expect commercial shipments to commence around World Conference
- Announced V-Flash™ HA Manufacturing System
  - First economical, high-speed desktop manufacturing system for hearing aids
  - In partnership with Dreve
  - Expect commercial shipment this fall
- Announced revolutionary Accura® Xtreme Plastic
  - Tough and durable stereolithography material that enables faster product design
  - Expect selected shipments to commence in September
- Announced marketing partnership with Tangible Express
  - First fractional ownership program in the industry
- Launched Accura® 55 Plastic
  - Tough and versatile stereolithography material that simulates the look and feel of molded ABS
- Commercialized the InVision® XT 3-D Modeler
- Announced that the DOJ closed its investigation of the company

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Expect Business Fundamentals to Improve Average selling price and cost of goods sold remained relatively unchanged Abnormal Operating Expenses reflect remaining relocation, ERP, restatement, SOX Gross Profit expected to return to and exceed historical levels Restoring customer confidence expected to revive healthy sales Organized around growth initiatives expected to drive growth Remedying material weaknesses and achieving robust effective controls Proprietary materials expected to grow recurring revenue Growth expected to resume at accelerated pace Reducing Inventory - expected to free cash Reducing DSO to historical levels - expected to free cash Expect operating expenses to decline with completion of relocation and ERP implementation Rock Hill operations expected to yield anticipated savings Cash velocity expected to improve from DOH and DSO improvements Profitability Execution Working Capital

Improving Revenue Mix and Profitability Leveraging Volume, Mix and Fixed Costs to Maximize Profitability Materials: Highest margin in the mix: double-digit growth Service: Lowest margin in the mix: flattening Systems: Installed base is growing: greater recurring revenue Rapid Manufacturing: Drive materials volume consumption Higher Speed Systems: Drive materials volume consumption Proprietary Cartridges: Ensure recurring revenue retention Revenue Basket Growth Engine

In Conclusion Leading industry position through technology Dedicated business units focused on customer success Clear priorities for sustained, profitable growth Powerful brands deep customer relations diverse base vertical success Global presence and reach Differentiated product portfolio Four patented and proprietary technology platforms Proven record of business development Healthy pipeline of opportunities Improving operating results and financial strength Significant growth programs 3-D Modeling Rapid Manufacturing Measurable value, customers and stockholders Transitioning from Restructuring to Profitable Growth

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions. All questions must be directed through the teleconference portion of this call. Questions via the web will not be accepted. Question & Answer Session

Thank You for Participating A recording of this Webcast will be available two hours after completion of the call. To access the recording, dial 1-800-642-1687 (or 706-645-9291 from outside the United States) and enter the conference call ID number. A replay of this Webcast will be available after the call on 3D Systems' website under the Investor Relations' section.

First Half 2007 Product Announcements Announced development of the revolutionary compact, fast and affordable V-Flash(tm) Desktop Modeler Based on a Disruptive Technology Platform - Film Transfer Imaging (FTI) - 4th technology platform for 3D Systems SLA(r)-like Part Quality User-Friendly Operation... Affordable Total Cost of Ownership Manufactured by Canon Virginia, Inc Priced @ US$ 9,900 Available this September

In partnership with World-Class Leaders: Announced first economical, high-speed desktop manufacturing system for hearing aids Based on 3D Systems' new, disruptive Film Transfer Imaging (FTI) technology Builds high-quality hearing aid shells within hours - improved efficiency Will provide multiple-material options Available Fall 2007 First Half 2007 Product Announcements

Launched Accura(r) 55 Plastic, a tough and versatile Stereolithography Material that simulates the look and feel of molded ABS Launched InVision(r) XT 3-D Modeler Fast and productive High-definition, functional and durable models Material Color variety Compact Announced revolutionary Accura(r) Xtreme Plastic, a tough and durable stereolithography material that enables faster product design First Half 2007 Product Announcements

3D Systems Launches GO PRO! Campaign

# 3D Systems World Conference

## *Beyond Your Imagination...*

## Investor Days - September 24-25, 2007 Rock Hill, SC USA

<u>Monday, September 24</u>

| | |
|---|---|
| 8:30am | 3D Systems Golf Outing: Pre-registration required with RSVP. More details soon. |
| 6:00pm | Conference Registration and Welcome Reception |
| 8:00pm | Dinner with Abe Reichental and Damon Gregoire: RSVP required. More details soon. |

<u>Tuesday, September 25</u>

| | |
|---|---|
| 7:30am | Late-arrival Registration |
| 8:30am | Welcome - New Horizons in Additive Manufacturing: Abe Reichental, 3D Systems |
| 9:15am | Digital Product Development Moves Into the Drivers Seat: Presented by Honda-Japan |
| 10:00am | Networking Break in the 3-D World – Partner Exhibits |
| 10:30am | Tomorrow Is Not Soon Enough: Scott Schermer, SC Johnson |
| 11:15am | V-Flash™: Desktop Modeling Becomes a Reality: Buddy Byrum, 3D Systems |
| Noon | Breakout Session and Q&A with Abe Reichental, 3D Systems<br>3-D World – Partner Exhibits Open |

RSVP for 3D Systems' Investor Day - World Conference by August 17:

Chanda Hughes
hughesc@3dsystems.com
(803) 326-4010

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